UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 23, 2008
(Date of earliest event reported)

ELECTRO ENERGY INC.

(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810

(Address of principal executive of offices)	(Zip code)

(203) 797-2699

(Registrant's telephone number including area code)

n/a

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

The disclosure set forth below under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sale of Equity Securities

On July 23, 2008, Electro Energy, Inc. (the “Company”) entered into a transaction whereby the Company entered into a Warrant Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with, and issued a warrant to, the Quercus Trust, an existing investor (“Quercus”).

Pursuant to the Purchase Agreement, in exchange for a cash payment of $750,000, the Company issued a warrant (the “Warrant”) to purchase 1,875,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”) with an exercise price of $2.75 per share. The term of the Warrant is three years from the date of issuance. The exercise price of the Warrant is adjustable in the event the Company issues Common Stock or securities that are convertible into Common Stock for less than $2.75 per share (the “Subsequent Lower Price”), in which case the exercise price of the Warrant shall be the Subsequent Lower Price; provided that, in no event shall the exercise price be less than $1.25 per share.

Pursuant to the Purchase Agreement, Quercus has the option, which shall expire on September 1, 2008, to purchase for $250,000 an additional warrant for the purchase of 635,000 shares of Common Stock (the “Option Warrant”) and which otherwise contains the same terms as the Warrant.

The Purchase Agreement contains a prohibition from exercising the Warrant into Common Stock to the extent that the aggregate number of shares issuable upon such exercise, together with any related issuance of Common Stock, exceeds 19.9% of the total number of shares of Common Stock outstanding, until the Company’s stockholders have approved the transactions described herein.

Pursuant to the Registration Rights Agreement, the Company has agreed to prepare and file with the SEC, a Registration Statement registering for resale that number of shares of Common Stock that is no less than the number of shares of common stock that are issuable pursuant to the Warrant upon the exercise thereof at its initial exercise price, subject to reduction in order to comply with Rule 415 and any other requirements of the Securities and Exchange Commission.

The foregoing descriptions of the Purchase Agreement, the Warrant and the Registration Rights Agreement are qualified in their entirety by the full text of the Purchase Agreement, the Warrant and the Registration Rights Agreement, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities. Quercus was the sole purchaser and purchased its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

10.1	Warrant Purchase Agreement
10.2	Warrant
10.3	Registration Rights Agreement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO ENERGY INC.

By:	/s/ Timothy E. Coyne
Name: Timothy E. Coyne
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Warrant Purchase Agreement
10.2	Warrant
10.3	Registration Rights Agreement